UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                April 29, 2003 (Date of earliest event reported)


                            MATRIXX INITIATIVES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      0-27646                  87-0482806
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                       2375 East Camelback Road, Suite 500
                             Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (602) 387-5353
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------

   99.1           Press Release of Matrixx Initiatives, Inc.

ITEM 9. REGULATION FD DISCLOSURE

     On April 29, 2003, Matrixx Initiatives, Inc. issued a press release containing the Company's preliminary earnings results for the quarter ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1 to this Report. The information contained in this Report (including Exhibit 99.1) is being furnished pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K and is being presented under Item 9 (Regulation FD Disclosure) of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, this information is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any registration statement or other filing under the Securities Act of 1933, unless expressly provided by specific reference in such registration statement or other filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MATRIXX INITIATIVES, INC.
                                       (Registrant)


                                       /s/ William J. Hemelt
                                       -----------------------------------------
                                       William J. Hemelt
                                       Executive Vice President, Chief Financial
                                       Officer, Treasurer and Secretary

Date: April 29, 2003